Nanophase Technologies Corporation 8-K

Exhibit 10.1

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

KNOW-HOW LICENSE AGREEMENT

This Know-How License Agreement (this “Agreement”) is made and effective this 23rd day of June, 2017, by and between Nanophase Technologies Corp., a Delaware corporation (“Licensor”) and Eminess Technologies, Inc., an Arizona corporation (“Licensee”).

WHEREAS, Licensor owns and/or has rights under technology to make or have made Licensor’s series [*] and [*] polishing slurries as further described on Exhibit A attached hereto (the “Products”);

WHEREAS, Licensor desires to strategically focus its business operations to development areas outside of the Polishing Field (as defined below); and

WHEREAS, Licensor desires to grant Licensee an exclusive license to use the Product Know-How (as defined below) for use in the Polishing Field in connection with the manufacture, marketing and sale of the Products in the Polishing Field.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

ARTICLE 1.  DEFINITIONS

For purposes of this Agreement, the following terms shall have the meanings specified or referred to in this Article 1:

“Improvements” – means novel compositions, processes or methods which rely on or include the Products that have been or will be developed or invented in connection with Licensee’s use of the Product Know-How during the Term.

“Licensee Improvements” – shall have the meaning ascribed to it in Section 4.1.

“Polishing Field” – means polishing applications of the Products in which the object of polishing is to modify the material to be polished (the workpiece) to meet desired surface attributes. The mechanisms of polishing involve four components: the workpiece, fluid, abrasive, and pad or lap. The workpiece can vary in bulk composition and application (optical glass, semiconductor substrate or device layer, protective coating, etc.). The fluid is the liquid phase of the polishing slurry formulation and is characterized by its chemical composition and physical properties. The function of the abrasive is to mechanically remove material from the surface of the workpiece. Material removal is accomplished at the workpiece surface and pad/lap interface through either mechanical or a combination of chemical and mechanical action. Finally, the pad/lap is used to impose relative motion between the abrasives and the workpiece to facilitate material removal.

“Product Know-How” – means all know-how necessary to make, have made, use, develop, produce, market, distribute, offer for sale, sell, have sold, and import the Products in the Polishing Field, including, but not limited to, formulation know-how.

“Products” – Licensor’s series [*] and [*] polishing slurries as further described on Exhibit A attached hereto.

“Term” – shall have the meaning ascribed to it in Section 5.1.

1

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

ARTICLE 2.  LICENSED KNOW-HOW RIGHTS; ROYALTIES

2.1

Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor, an exclusive, perpetual, assignable, irrevocable (except as provided in Article 5) license, with the right to sublicense, to use the Product Know-How in the Polishing Field to make, have made, use, offer for sale, sell, have sold, and import Products in the Polishing Field anywhere in the world.

2.2

Licensee acknowledges and agrees that Licensor is, and shall remain the owner of all right, title, and interest in and to the Product Know-How, subject to the rights specifically granted to Licensee in this Agreement.

2.3

Notwithstanding the terms provided in Section 6.5 regarding the confidentiality obligations relating to Product Know-How, Licensee shall be permitted to disclose, under terms of confidentiality at least as strict as those set forth in Section 6.5, the Product Know-How relating to the manufacture of the Products to third party manufacturers solely for the purpose of enabling such third party manufacturers to manufacture Products on behalf of Licensee.

2.4

In consideration for the license granted by Licensor to Licensee as set forth in this Agreement, Licensee shall pay to Licensor the royalties set forth below (the “Royalties”). The Royalaties shall be calculated for each calendar year and shall be paid to Licensor no later than March 31 of the following calendar year (i.e. the Royalties for the 2017 calendar years shall be paid to Licensor on or before March 31, 2018). Notwithstanding the foregoing, nothing in this Agreement shall be construed to obligate Licensee to sell any Products.

The Royalty paid to Licensor for sales of Products to existing Licensor customers set forth on Exhibit C (the “Exisitng Customers”) for all sales from $[*] to $[*] shall be a percentage of Net Sales as follows:

Product	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
[*]	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%
[*]	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%

The Royalty paid to Licensor for sales of Products to (1) Existing Customers for all sales above $[*], or (2) to new customers, shall be a percentage of Net Sales as follows:

Product	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
[*]	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%
[*]	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%	[*]%

Commencing on January 1, 2027, the Royalty on all sales of all Products will be [*]%.

For purposes of this Agreement, the term “Net Sales” means gross sales of all Products by Licensee less the amount of any customer returns or credits.

2

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

The Royalties set forth in this Agreement assume that the Licensee, for the first five (5) years of the Agreement, will pay Licensor what is effectively [*]% of the net cash flow generated from sales to the Existing Customers below $[*] annually and that Licensee will be able to manufacture or have manufactured the Products at the following ratios of variable manufacturing costs of goods sold to Net Sales (together, the “Variable Manufacturing Cost Ratios”): [*]% for the [*] series Products and [*]% for [*] series Products (collectively, the “Baseline Cost Ratios”). Therefore, if for any period in which the payment of the Royalties is calculated, Licensee’s actual Variable Manufacturing Cost Ratio for any Product series is greater than the applicable Baseline Cost Ratio, the applicable Royalty payment will be decreased by the percentage difference between the Licensee’s actual Variable Manufacturing Cost Ratio to the applicable Baseline Cost Ratio. This effectively ensures that the Licensee never pays more to the Licensor than sales to Existing Customer actually generated for that period. Because the actual Variable Manufacturing Cost Ratios are dependent on each Existing Customer’s Net Sales, Licensee shall not change the per unit selling price for Existing Customers without Licensor’s prior written consent.

Product Series	Dispersions- Commercial Name	Weight %	Particle Size (nominal)	ASP ($/kg)	Variable Manufacturing Cost (Q117, $/kg)	Variable Manufacturing Cost (%Sales)	Baseline Cost Ratios (%Sales)
[*]	NanoArc® [*]	[*]	[*]nm (PLS)	[*]	[*]	[*]%	[*]%
[*]	NanoArc® [*]	[*]	[*]nm (PLS)	[*]	[*]	[*]%
[*]	NanoArc® [*]	[*]	[*]nm (PLS)	[*]	[*]	[*]%
[*]	NanoArc® [*]	[*]	[*] micron (PLS)	[*]	[*]	[*]%	[*]%

If at anytime the Royalty payment for sales to Existing Customers is decreased, Licensee will provide Licensor a detailed breakdown of Licensee’s actual Variable Manufacturing Cost Ratio calculation for that period. For reference, from 2013 to 2016, the Licensee’s variable overhead for their internally manufactured slurry business averaged [*]% of sales. Licensee and Licensor agree that for purposes of establishing future Variable Manufacturing Cost Ratios, Licensee’s variable overhead used to update Variable Manufacturing Cost will not exceed [*]% of Net Sales.

For the avoidance of doubt, the parties agree and acknowledge that the Royalties due and payable to Licensor hereunder are only calculated based upon sales of Licensor’s specific formulation of the Products, and any other products (including polishing slurries with different or improved formulations, that are required to meet a customer’s performance criteria that the Licensor’s formulation would not) developed, manufactured, marketed and/or sold by Licensee, including products that perform the same function or may otherwise compete with or be substitutes for the Products shall not be subject to the payment of Royalties.

ARTICLE 3.  PAYMENT TERMS

Payment of Royalties shall occur no later than the [*] ([*]) day of the [*] month of each calendar quarter for sales volume from the preceding calendar quarter.

3

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

ARTICLE 4.  IMPROVEMENTS

Any improvements, developments or modifications made, developed or invented solely by Licensee, sublicensees or manufacturers related to the Product Know-How (the “Licensee Improvements”) shall be owned solely and exclusively by Licensee.

ARTICLE 4.  A PRODUCT KNOW-HOW TRANSFER; WARRANTIES

Licensor and Licensee shall cooperate, in good faith, to cause the transfer of all Prodcut Know-How to Licensee in accordance with the process and procedure set forth on Exhibit B. Such transfer shall be completed no later than 60 days following the date of this Agreement. Nanophase warrants that the Prodcuts do not contain any ingredients that are known by Nanophase to be carcinogenic, mutagenic, or teratogenic. Only standard chemical hygiene practices and personal protective equipment are recommended for producing and/or handling Products, as defined in the Product SDSs. Based on Nanophase’s current knowledge, the acids and bases that are used to adjust the Product pH represent the most significant health and safety risk, which at the concentrations used, do not pose an extreme hazard. None of the waste streams from the manufacture of these Products is currently classified/regulated as hazardous material. Spent slurry from Product use may or may not be deemed as hazardous material depending on the composition of the substrates being polished, and need to be assessed on an individual basis by the entities involved in those activities.

ARTICLE 5.  term and termination

5.1

This Agreement shall become effective upon the date hereof and shall continue in full force and effect unless terminated or cancelled as provided in this Article 5 (the “Term”). In the event of termination or cancellation, neither party shall be liable for any loss, expense, liability, termination compensation, or payments of any kind. If termination is made by default, then both parties retain any rights and remedies they may have against the other party under this Agreement and otherwise in law and in equity.

5.2

This Agreement may be immediately canceled by Licensor, in whole or in part, upon written notice to Licensee should any of the following occur:

(a)

a petition in bankruptcy is filed or Licensee is adjudged bankrupt;

(b)

Licensee takes advantage of any insolvency act or debtor’s relief act;

(c)

Licensee makes an assignment for the benefit of its creditors; or

(d)

the business or assets of Licensee, or any substantial portion thereof, are seized, nationalized, confiscated or expropriated.

5.3

After the termination or cancellation of this Agreement pursuant to Section 5.2, all licenses granted to Licensee pursuant to this Agreement shall terminate.

4

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

ARTICLE 6.  MISCELLANEOUS

6.1

Notwithstanding any termination of this Agreement, the provisions of Articles 3 and 6 will survive and remain in effect.

6.2

This Agreement shall be governed by the substantive laws of the State of Arizona, without regard to its conflicts of laws principles, and the State and Federal courts in the City of Phoenix, Arizona shall have exclusive jurisdiction over any proceeding seeking to enforce any provision of, or based upon any right arising out of, this Agreement. The parties do hereby irrevocably (a) submit themselves to the personal jurisdiction of such courts, (b) agree to service of such courts’ process upon them with respect to any such proceeding, and (c) waive any objection to venue laid therein. The parties acknowledge and agree that the foregoing choice of law and forum provisions are the product of an arm’s length negotiation between the parties. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT ALLOWED UNDER LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS.

6.3

Confidentiality.

(a)

Licensor and Licensee shall keep secret and confidential and not disclose or use for any commercial purpose all information and data relating to (i) the other party’s business, including but not limited to its intellectual property; (ii) the terms of this Agreement; (iii) the Product Know-How, or (iv) specifications, processes, methods, formulas, production schedules and costs, and experience.

(b)

The confidentiality obligations of the non-disclosing party set forth in subsection 6.3(a) above shall not apply to any information that (i) must be disclosed to comply with any applicable governmental rules or regulations; (iii) was lawfully in the possession of the non-disclosing party prior to disclosure from the disclosing party; (iv) was available to the public at the time of disclosure by the disclosing party or subsequently became available to the public through no fault of the non-disclosing party; (v) becomes available to the non-disclosing party subsequent to the disclosure from the disclosing party from a third party who is under no confidentiality obligation to the disclosing party; (vi) is required to be disclosed by the non-disclosing party pursuant to court order or legal process provided that the non-disclosing party shall give the disclosing party notice of such process and use its best efforts to afford the disclosing party the opportunity at disclosing party’s expense to seek to quash or restrain such disclosure; or (vii) was or is independently developed by the non-disclosing party

6.4

The headings of Articles in this Agreement and the headings in the Exhibits attached hereto are provided for convenience only and shall not affect its construction or interpretation. With respect to any reference made in this Agreement to a Section or Exhibit, such reference shall be to the corresponding section of, or the corresponding schedule to, this Agreement. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words “including”, “include” and “includes” do not limit the preceding words or terms and any list of words or terms following the words “including”, “include” and “includes” is not an exhaustive list. Any reference to a specific “day” or to a period of time designated in “days” shall mean a calendar day or period of calendar days unless the day or period is expressly designated as being a business day or period of business days. The use of “or” is not intended to be exclusive unless expressly indicated otherwise. The parties hereto acknowledge and agree that (a) each party and its counsel have reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision, (b) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement and (c) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto, regardless of which party was generally responsible for the preparation of this Agreement.

5

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

6.5

Nothing contained in this Agreement shall be construed so as to operate or to place any party or its affiliates in the relationship of employee or agent or joint venture or legal representative of the other party or its affiliates and it is hereby expressly agreed and acknowledged that each of the parties hereto is an independent contracting party which does not have the authority or power for or on behalf of the other party hereto to enter into any contract, to incur debts, to accept money, to assume obligations or to make any warranties or representations whatsoever.

6.6

This Agreement may not be amended except by a written agreement executed by Licensor and Licensee.

6.7

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.

6.8

This Agreement may be executed in any number of counterparts (including via facsimile or portable document format (PDF)), each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

6.9

This Agreement sets forth the entire understanding of Licensor and Licensee with respect to the transactions contemplated hereby and thereby and supersedes all prior agreements or understandings among the parties hereto regarding those matters.

[Signature Page Follows]

6

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

LICENSOR:
NANOPHASE TECHNOLOGIES CORP.

By:	/s/ Jess Jankowski
Name:	Jess Jankowski
Title:	President and CEO

LICENSEE:
EMINESS TECHNOLOGIES, INC.

By:	/s/ Daniel N. Koharko
Name:	Daniel N. Koharko
Title:	CEO

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A

PRODUCTS

Dispersions-Commercial Name	Weight %	Particle Size (nominal)	Variable Manufacturing Cost (Q117)	Standard Package
NanoArc® [*]	[*]	[*] nm (PLS)	$[*]/kg	[*]kg Pail, [*]kg drum, [*]kg Tote
NanoArc® [*]	[*]	[*]nm (PLS)	$[*]/kg	[*]kg Pail
NanoArc® [*]	[*]	[*]nm (PLS)	$[*]/kg	[*]kg Pail
NanoArc® [*]	[*]	[*]nm (PLS)	$[*]/kg	[*]kg Pail
NanoArc® [*]	[*]	[*] micron (PLS)	$[*]/kg	[*]kg Pail

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT B

PROCESS FOR TRANSFER OF KNOW-HOW

ETI & NANX Product Production Transfer	60 days
Information Gathering	35 days	On-Site Info Gathering	25 days
Remote Info Gathering		Review any items from remote info gathering and follow-up
Raw Materials/Production/Finished Goods?? ([*])		Process audits	5 days
Raw material sourcing (Vendor Information, Supply Contracts)		[*] Series Products
Raw Material Packaging Form Factors		Production Process Training
SDS for all RMs		Production Process Walk-through
Supplier RM CoAs		QC Training
Vendor qualification info ([*])		Sample sent to ETI for QC Comparison
Dual sourcing/Contingency plan		[*] Series Products
Receiving inspection criteria ([*])		Production Process Training
Safety EHS Concerns (Storage requirements, PPE)		Production Process Walk-through
Waste stream issues ([*])		QC Training
REACH Registration(s) ([*])		Sample sent to ETI for QC Comparison
Other regulatory concerns? ([*])		Identify gaps BTW NANX& ETI Production & QC
Material handling and storage		Capital required?
WIP components and storage		If yes, what and how long?
Product demand (historical and forecast volumes)		Plan Manufacturing Transfer	5 days
Lead times/MOQs/Safety Stock (For RM and Finished Goods)		NANX inventory build
Product Bills of Material		RM logistics
Product run sheet/batch records/production procedures		QC Transfer
Operator Training Documents/Procedures ([*])		Batch Production Schedule
Labeling and shipping requirements (see SDS)		Manufactuing Transfer	5 days
special packaging types/sizes		[*] Series Products
Production labor requirements		Production @ ETI
Product/Process Historical Yields		QC @ ETI
P&IDs/Process diagrams/Equipment list		Sample sent to NANX for QC
Water quality of NANX production		[*] Series Products
Filtration procedures/specifications		Production @ ETI
Fill by weight or volume?		QC @ ETI
QC methods (RM/WIP/FG)		Sample sent to NANX for QC
QC labor requirements		Review and Documentation	10 days
Product CoAs
Product TDSs
Product SDSs
Shelf life information (current spec & data)
Historical quality data (SPC or otherwise)
Product/Process FMEAs([*])
Customer List
Special Customer Requirements
Customer Purchase/Supply Contracts/Blanket Orders
Customer change control requirements? ([*])

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT C

EXISTING CUSTOMERS

Customer	Product	Qty. of Orders/POs, Shipped and In Hand – kg (as of 4/30)	Qty. of Orders/POs, Shipped and In-Hand - $$$ (as of 4/30)	Est. Product Mix% - By Customer	2017 Forecast, Est. Product Mix	% of Forecast Achieved (as of 4/30)	Average Days of Payment	Price	Package Size	Notes
[*]	NanoArc® [*]	[*]	$[*]	[*]	[*]	[*]	[*]	$[*]/gallon	[*] Gallon	will likely get price break based off high volume discount (discounted pricing $[*]/gallon for [*] and $[*]/Gallon for [*]
[*]	NanoArc® [*]	[*]	$[*]	[*]	[*]	[*]	[*]	$[*]/Gallon	[*] Gallon
	NanoArc® [*]	[*]	$[*]	[*]	[*]			$[*]/Gallon	[*] Gallon
	NanoArc® [*]	[*]	$[*]	[*]	[*]			$[*]/Gallon	[*] Gallon
[*]	NanoArc® [*]	[*]	$[*]	[*]	[*]	[*]	[*]	$[*]/gallon	[*] gallon	We then add their shipping cost to their unit price. Typically it is about $[*]/gallon
[*]	NanoArc® [*]	[*]	$[*]	[*] [*]	[*]	[*]	[*]	$[*]/kg	[*]kg Pail
	NanoArc® [*]	[*]	$[*]					$[*]/kg	[*]kg Pail
[*]	NanoArc® [*]	[*]	$[*]	[*]	[*]	[*]	[*]	$[*]/gallon ([*] gallon commitment)	[*] gallon	have pricing tiers [*] pricing not negotiated or provided
	NanoArc® [*]	[*]	$[*]	[*]	[*]			$[*]/gallon ([*] gallon commitment)	[*] gallon
[*]	NanoArc® [*]	[*]	$[*]	[*]	[*]	[*]	[*]	$[*]/Liter	[*]L Pail
[*]	NanoArc® [*]	[*]	$[*]	[*]	[*]	[*]	[*]	$[*]/Liter	[*] Gallon
[*]	NanoArc® [*]	[*]	$[*]	[*]	[*]	[*]	[*]	$[*]/kg	[*] gallon
[*]	NanoArc® [*]	[*]	$[*]	[*]	[*]	[*]	[*]	$[*]/gallon	[*] gallon
[*]	NanoArc® [*]	[*]	$[*]	[*]	[*]	[*]	[*]	$[*]/gallon	[*] gallon
	NanoArc® [*]	[*]	$[*]	[*]	[*]			$[*]/liter	[*] gallon
			$[*]		$[*]	[*]%